UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2022

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street
Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2022, Violetta Cotreau, Chief Accounting Officer of Akebia Therapeutics, Inc. (the “Company”), notified the Company of her intent to resign to pursue a new career opportunity. Ms. Cotreau is expected to continue in her current role until December 30, 2022 (the “Effective Date”).

The Board of Directors of the Company has appointed David A. Spellman, the Company’s Chief Financial Officer, as principal accounting officer, effective as of the Effective Date.

Mr. Spellman, age 46, joined the Company in June 2020 and is Senior Vice President, Chief Financial Officer and Treasurer. Mr. Spellman has two decades of strategic and operational finance experience in fast growing companies within the biopharmaceutical and healthcare industries. From November 2019 to June 2020, Mr. Spellman served as the Chief Financial Officer and Chief Business Officer of Intarcia Therapeutics, Inc. (“Intarcia”), a biopharmaceutical company, where he oversaw a wide range of company initiatives, including business development, strategic planning, information technology and the Project Management Office. Mr. Spellman previously served as the Chief Business Officer of Intarcia from June to November 2019. From March 2018 to June 2019, Mr. Spellman served as the Chief Financial Officer of Mersana Therapeutics, Inc., a clinical stage antibody drug conjugate company. From February 2006 to March 2018, Mr. Spellman served in roles of increasing responsibility at Vertex Pharmaceuticals, Inc. (“Vertex”), a global biopharmaceutical company, the most recent of which were Vice President, Corporate, Commercial and International Finance, from February 2017 to March 2018, and Vice President, International Finance and Accounting, from February 2015 to January 2017. While at Vertex, Mr. Spellman helped establish Vertex’s international headquarters, business operations and integrated finance teams in over a dozen countries, and he supported the global pricing, reimbursement and launches of Kalydeco® (ivacaftor) and Orkambi® (lumacaftor/ivacaftor), and the U.S. launch of INCIVEK (telaprevir). Prior to Vertex, Mr. Spellman spent four years at Millennium, a biopharmaceutical company, where he held several positions on the finance team, including operating as a member of the VELCADE® (bortezomib) launch team. Mr. Spellman received a B.S. in economics from The Wharton School, University of Pennsylvania.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: December 15, 2022	By:	/s/ John P. Butler
Name: John P. Butler Title: President and Chief Executive Officer